EXECUTION VERSION

AMENDMENT NO. 1 TO TERM LOAN AGREEMENT

AMENDMENT NO. 1 dated as of August 16, 2017 (this “Amendment”) to the Term Loan Agreement dated as of February 27, 2017 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”) among DASEKE COMPANIES, INC., a Delaware corporation (the “Borrower”), DASEKE, INC., a Delaware corporation (“Holdings”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Collateral Agent (in such capacities, collectively, the “Agent”) and the Lenders party thereto (the “Lenders”).

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended, pursuant to Section 9.02 thereof, to modify certain financial ratios therein and to make the other changes set forth in Section 2 below;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1 .  Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein that is defined in the Amended Credit Agreement (as defined below) has the meaning assigned to such term in the Amended Credit Agreement. Each reference in the Existing Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Existing Credit Agreement shall, from the Amendment Effective Date (as defined below), refer to the Existing Credit Agreement as amended hereby (the “Amended Credit Agreement”).  This Amendment shall constitute a “Loan Document” for all purposes under the Amended Credit Agreement.

Section 2 . Amendments.
(a)	Section 4.02(d)(ii) of the Existing Credit Agreement is hereby amended by replacing “3.50:1.00” with “4.25:1.00”; and
(b)	Section 6.12(a) of the Existing Credit Agreement is hereby amended by replacing the table set forth therein with the following:

Test Period ending on or about:	Total Leverage Ratio
June 30, 2017	4.25:1.00
September 30, 2017	4.75:1.00
December 31, 2017	4.75:1.00
March 31, 2018	4.25:1.00
June 30, 2018	4.25:1.00
September 30, 2018	4.25:1.00
December 31, 2018	4.25:1.00
March 31, 2019	4.00:1.00
June 30, 2019	4.00:1.00
September 30, 2019	4.00:1.00
December 31, 2019	4.00:1.00
March 31, 2020	4.00:1.00
June 30, 2020	4.00:1.00
September 30, 2020	4.00:1.00
December 31, 2020	4.00:1.00
March 31, 2021 and the last day of each Test Period thereafter:	3.75:1.00

Section 3 .  Representations of Borrower.  After giving effect to this Amendment, the Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 3 of the Existing Credit Agreement will be true in all material respects on and as of the Amendment Effective Date, provided that (A) to the extent that any such representation or warranty expressly relates to an earlier date such representation or warranty will be true as of such earlier date and (B) if such representation or warranty is qualified by or subject to a “material respects”, “material adverse effect”, “material adverse change” or similar term or qualification, such representation and warranty will be true in all respects and (ii) no Default will have occurred and be continuing on such date.

Section 4 .  Effectiveness of Amendments.  This Amendment shall become effective on the date hereof upon satisfaction of the following conditions precedent (the date of satisfaction of such conditions precedent, the “Amendment Effective Date”):

(a) the Agent shall have received from each of the Borrower and the Required Lenders either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Agent (which may include facsimile transmission or a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment. This Amendment shall bind each party’s successors and assigns, including any Person to whom any Lender party hereto assigns any of its interests, rights and obligations under the Existing Credit Agreement;

(b) the Agent shall have received an amendment fee for the account of each Lender that consents to this Amendment on or prior to the Amendment Effective Date in an amount equal to 0.25% of such Lender’s Commitment;

(c) the Agent shall have received from the Borrower all expenses required to be paid by the Borrower for which invoices have been presented at least three Business Days prior to the Amendment Effective Date or such later date as the Borrower may agree (including the documented reasonable fees and expenses of legal counsel), in each case on or before the Amendment Effective Date; and

(d) the Agent shall have received an officer’s certificate signed by a Responsible Officer of the Borrower certifying that the representations and warranties in Article 3 of the Existing Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date, provided that (i) to the extent that any such representation or warranty expressly relates to an earlier date such representation or warranty will be true as of such earlier date and (ii) if such representation or warranty is qualified by or subject to a “material respects”, “material adverse effect”, “material adverse change” or similar term or qualification, such representation and warranty will be true in all respects.

Section 5 . Certain Consequences Of Effectiveness.

(a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, any Loan Guarantor or any other party under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend, novate or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(b) Nothing herein shall be deemed to entitle the Borrower or any Loan Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.

Section 6 . Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 7 .  Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Delivery by facsimile of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

HOLDINGS:

DASEKE, INC.

By:	/s/ R. Scott Wheeler
	Name:	R. Scott Wheeler
	Title:	Executive Vice President and Chief Financial Officer

BORROWER:

DASEKE COMPANIES, INC.

By:	/s/ R. Scott Wheeler
	Name:	R. Scott Wheeler
	Title:	Executive Vice President and Corporate Chief Financial Officer

SUBSIDIARY GUARANTORS:

DASEKE TRS LLC
DASEKE ST LLC

By:	/s/ R. Scott Wheeler
	Name:	R. Scott Wheeler
	Title:	Executive Vice President and Corporate Chie Financial Officer

B. C. HORNADY AND ASSOCIATES, INC.
BOYD BROS. TRANSPORTATION INC.
BOYD LOGISTICS, L.L.C.
BOYD LOGISTICS PROPERTIES, LLC
BOYD INTERMODAL, LLC
BROS. LLC
BULLDOG HIWAY EXPRESS
BULLDOG HIWAY LOGISTICS, LLC
CENTRAL OREGON TRUCK COMPANY, INC.
DASEKE LOGISTICS, LLC
DASEKE LONE STAR, INC.
E. W. WYLIE CORPORATION
GROUP ONE, INC.
HORNADY LOGISTICS, LLC
HORNADY TRANSPORTATION, L. L. C.
HORNADY TRUCK LINE, INC.
J. GRADY RANDOLPH, INC.
JGR LOGISTICS, LLC
LONE STAR HEAVY HAUL, INC.
LONE STAR PROJECT SPECIALISTS, INC.
LONE STAR TRANSPORTATION, LLC
LST HOLDINGS, INC.
LST EQUIPMENT, INC.
MASHBURN TRUCKING, INC.
MID SEVEN TRANSPORTATION COMPANY
NATIONAL RIGGING, INC.
RANDOLPH BROTHERS, LLC
SCHILLI DISTRIBUTION SERVICES, INC.
SCHILLI LEASING, INC.
SCHILLI MOTOR LINES, INC.
SCHILLI NATIONAL TRUCK LEASING AND SALES, INC.
SCHILLI SPECIALIZED, INC.
SCHILLI SPECIALIZED OF TEXAS, INC.
SCHILLI TRANSPORTATION SERVICES, INC.
SMOKEY POINT DISTRIBUTING, INC.
SPD TRUCKING, LLC
STEELMAN TRANSPORTATION, INC.
ST LEASING, INC.
TEXR ASSETS, L.L.C.
TEXR ASSETS 2, L.L.C.
TEXR EQUIPMENT, LLC
WTI TRANSPORT, INC.

By:	/s/ R. Scott Wheeler
	Name:	R. Scott Wheeler
	Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent

By:	Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Authorized Signatory

By:	/s/ Joan Park
	Name:	Joan Park
	Title:	Authorized Signatory

[Lender Signature Pages on File with the Administrative Agent]